                                                                    EXHIBIT 10.8

                     AMENDED AND RESTATED PROMISSORY NOTE

                                                     Issue Date:  April 21, 1993
                                     Amended and Restated Date:  January 1, 2000



     Indian Oil Company, an Oklahoma corporation ("Company"), for value received, hereby promises to pay to the order of CIBOLA CORPORATION, a Wyoming corporation, the principal amount of Six Hundred Fifty-Six Thousand and Eighty Dollars $656,080, together with interest on the principal amount from time to time remaining unpaid hereon at a rate equal to the Prime Rate in effect from time to time plus .5 percent. The amount of $16,680 shall be due and payable on the first day of each February, May, August and November of each year until maturity, and the unpaid principal balance and accrued interest thereon shall be due and payable on the date which is eight years after the Issue Date of this Note. The term "Prime Rate" shall mean the rate of interest designated by Chase Manhattan Bank, N.A., New York, New York, from time to time as its prime rate or base rate of interest, whether or not such prime rate is actually charged or published, and whether or not a lower or better rate of interest is charged to other customers or borrowers. The Prime Rate in effect under this Note shall be
6.0 percent and the rate in effect under this Note shall be 6.5 percent from the Issue Date hereof through July 31, 1993, and such rates shall thereafter be determined on the first day of each August and February during the term of this Note. If any amount of principal or interest on or in respect of this Note becomes due and payable on any date which is not a Business Day, such amount shall be payable on the next following Business Day. "Business Day" means any day other than a Saturday, Sunday, statutory holiday or other day on which national banks in the United States are required by law to close or are customarily closed. Interest shall be computed on the actual number of days elapsed based on a year consisting of 365 days. All payments shall be applied first to any expenses incurred in collecting payment hereof, then to interest accrued hereon, and then to the principal balance hereof.

     At the holder's option, all sums due hereunder shall become due and payable upon (i) the failure of Company to make any payment due under the terms of this Note within 10 days of the Company receiving notice that such payment was not received by the holder of this Note on or before its due date, (ii) any change in the stock ownership of Company which results in any person or group of persons who is not or are not stockholders of Company on the Issue Date of this Note beneficially owning more than 50 percent of the outstanding stock of Company, or (iii) the occurrence of any event of default as provided in the Stock Pledge Agreement. For purposes of this Note, the Stockholders of Company on the Issue Date of this Note shall be deemed to include Larry D. Hartzog, Richard R. Dunning, Michael C. Black, and any person or entity who at the time he, she or it becomes a stockholder of the Company is controlled directly or indirectly in any capacity by one or more of them. After the occurrence of any such event, all sums due hereunder shall bear interest at a rate equal to 5% in excess of the Prime Rate from the date of default to the date on which such default is cured. All past due sums shall be paid at the time of and as a condition precedent to the curing of any default hereunder.

     Company agrees that if this Note is placed in the hands of an attorney for collection after default, Company will pay to the holder hereof its reasonable attorney's fees, together with all court costs and other expenses incurred by the holder in collecting the obligation evidenced by this Note.

     Except with respect to the 10 day cure period described above, Company and all other persons who may become liable for all or any part of the obligation evidenced by this Note severally waive presentment for payment, protest and notice of non-payment. Company and such persons consent to any extension of time of payment hereof, any renewal hereof, and any release of any party liable for payment of this Note, without notice to any such party and without discharging such party's liability hereunder. The failure of the holder hereof to exercise any of the remedies or options set forth in this Note or in any instrument securing payment hereof, upon the occurrence of any default hereunder or thereunder, shall not constitute a waiver of the right to exercise the same or any other remedy at any subsequent time in respect to the same or any other event of default. Acceptance by the holder hereof of any payment which is less than the total of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing remedies or options at that time or at any subsequent time, or nullify any prior exercise of any such remedy or option, without the express consent of the holder hereof, except as and to the extent otherwise provided by law.

     Company may prepay this Note in whole or in part at any time without penalty, provided that all unpaid accrued interest on the full unpaid principal balance of the Note shall be paid with any prepayment.

     Notwithstanding any agreement to the contrary, in no event, whether by reason of acceleration of the maturity of this Note, prepayment of this Note in whole or in part or otherwise, shall the amount paid or agreed to be paid for the use, forbearance, or detention of the money loaned hereunder, or for the payment or performance of any covenant or obligation contained in any other document evidencing, securing or pertaining to this Note, exceed the maximum amount permissible under applicable state law, if any, and federal law. If from any circumstances whatsoever fulfillment of any provision hereof or of any of such other documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance there shall be paid interest or anything of value deemed interest under applicable law which would exceed the maximum rate allowed under law, such amount which would be excessive interest shall be applied to reduce the principal balance of this Note and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of this Note, such excess shall be refunded to Company. All sums paid or agreed to be paid for the use, forbearance or detention of the indebtedness of Company shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of such indebtedness complies with applicable law throughout the term hereof. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements relating to the obligation evidenced by this Note.

     The obligation evidenced by this Note shall at all times be subordinate and junior in right of payment to any and all amounts owed from time to time by Company, regardless of whether such indebtedness is or was incurred by Company before or after the Issue Date of this Note, to (i) any state or nationally chartered financial institution, including but not limited to indebtedness owed by Company to Bank of Oklahoma, N.A. and (ii) any stockholder of Company, including but not limited to the indebtedness owed by Company to Richard R. Dunning, Larry D. Hartzog and Michael C. Black evidenced by those certain promissory notes, dated January 20, 1993, in the aggregate principal amount of $2,000,000 (all such indebtedness being referred to herein as "Senior Debt"), in the following manner:

          (i) in the event of any liquidation, dissolution or winding-up of Company, or of any execution, sale, receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or other similar proceeding relative to Company or its property, all principal and interest owing on all Senior Debt shall be paid first in full before any payment is made on this Note, and if in any such event any payment or distribution of any kind or character shall be made upon or in respect of the Note, such payment or distribution shall be paid over by the holder of this Note to the holders of the Senior Debt, pro rata, for application and payment thereof unless and until all Senior Debt shall have been paid or satisfied in full;

          (ii) in the event this Note is declared or becomes due and payable because of the occurrence of any event of default hereunder which is not waived or cured, the holder shall be entitled to payments only after all Senior Debt has been paid in full or payment thereof shall have been provided for in a manner satisfactory to the holders of such Senior Debt; and

          (iii) upon the occurrence of any event of default with respect to any Senior Debt and during the continuance thereof, no payment of principal or interest shall be made on this Note.

     This Note is governed by and construed in accordance with the laws of Oklahoma.

     THIS NOTE RENEWS, AMENDS, AND RESTATES, AND IS GIVEN IN MODIFICATION AND REPLACEMENT OF (BUT NOT IN SATISFACTION OF OR WITH

ANY INTENT OF EXTINGUISHMENT) THAT CERTAIN PROMISSORY NOTE DATED APRIL 21, 1993, IN THE ORIGINAL PRINCIPAL AMOUNT OF $656,080 MADE BY COMPANY IN FAVOR OF TIMOTHY
J. MOYLAN, WHICH NOTE WAS ENDORSED TO MAINLINE ENERTECH CORPORATION, AND WHICH NOTE WAS SUBSEQUENTLY ACQUIRED BY CIBOLA CORPORATION BY VIRTUE OF A MERGER OF MAINLINE ENERTECH CORPORATION INTO CIBOLA CORPORATION ON APRIL 10, 1996.


                              INDIAN OIL COMPANY, an Oklahoma corporation



                              By: /s/ Richard R. Dunning
                                 -----------------------------------------------
                                  Richard R. Dunning, President
NOTE1.WPD

                     AMENDED AND RESTATED PROMISSORY NOTE

                                                      Issue Date:  July 31, 1993
                                     Amended and Restated Date:  January 1, 2000



     Indian Oil Company, an Oklahoma corporation ("Company"), for value received, hereby promises to pay to the order of KENNETH D. SNYDER the principal amount of Six Hundred Fifty-Six Thousand and Eighty Dollars $656,080, together with interest on the principal amount from time to time remaining unpaid hereon at a rate equal to the Prime Rate in effect from time to time plus .5 percent. The amount of $16,680 shall be due and payable on the first day of each February, May, August and November of each year until maturity, and the unpaid principal balance and accrued interest thereon shall be due and payable on the date which is eight years after the Issue Date of this Note. The term "Prime Rate" shall mean the rate of interest designated by Chase Manhattan Bank, N.A., New York, New York, from time to time as its prime rate or base rate of interest, whether or not such prime rate is actually charged or published, and whether or not a lower or better rate of interest is charged to other customers or borrowers. The Prime Rate in effect under this Note shall be 6.0 percent and the rate in effect under this Note shall be 6.5 percent from the Issue Date hereof through July 31, 1993, and such rates shall thereafter be determined on the first day of each August and February during the term of this Note. If any amount of principal or interest on or in respect of this Note becomes due and payable on any date which is not a Business Day, such amount shall be payable on the next following Business Day. "Business Day" means any day other than a Saturday, Sunday, statutory holiday or other day on which national banks in the United States are required by law to close or are customarily closed. Interest shall be computed on the actual number of days elapsed based on a year consisting of 365 days. All payments shall be applied first to any expenses incurred in collecting payment hereof, then to interest accrued hereon, and then to the principal balance hereof.

     At the holder's option, all sums due hereunder shall become due and payable upon (i) the failure of Company to make any payment due under the terms of this Note within 10 days of the Company receiving notice that such payment was not received by the holder of this Note on or before its due date, (ii) any change in the stock ownership of Company which results in any person or group of persons who is not or are not stockholders of Company on the Issue Date of this Note beneficially owning more than 50 percent of the outstanding stock of Company, or (iii) the occurrence of any event of default as provided in the Stock Pledge Agreement. For purposes of this Note, the Stockholders of Company on the Issue Date of this Note shall be deemed to include Larry D. Hartzog, Richard R. Dunning, Michael C. Black, and any person or entity who at the time he, she or it becomes a stockholder of the Company is controlled directly or indirectly in any capacity by one or more of them. After the occurrence of any such event, all sums due hereunder shall bear interest at a rate equal to 5% in excess of the Prime Rate from the date of default to the date on which such default is cured. All past due sums shall be paid at the time of and as a condition precedent to the curing of any default hereunder.

     Company agrees that if this Note is placed in the hands of an attorney for collection after default, Company will pay to the holder hereof its reasonable attorney's fees, together with all court costs and other expenses incurred by the holder in collecting the obligation evidenced by this Note.

     Except with respect to the 10 day cure period described above, Company and all other persons who may become liable for all or any part of the obligation evidenced by this Note severally waive presentment for payment, protest and notice of non-payment. Company and such persons consent to any extension of time of payment hereof, any renewal hereof, and any release of any party liable for payment of this Note, without notice to any such party and without discharging such party's liability hereunder. The failure of the holder hereof to exercise any of the remedies or options set forth in this Note or in any instrument securing payment hereof, upon the occurrence of any default hereunder or thereunder, shall not constitute a waiver of the right to exercise the same or any other remedy at any subsequent time in respect to the same or any other event of default. Acceptance by the holder hereof of any payment which is less than the total of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing remedies or options at that time or at any subsequent time, or nullify any prior exercise of any such remedy or option, without the express consent of the holder hereof, except as and to the extent otherwise provided by law.

     Company may prepay this Note in whole or in part at any time without penalty, provided that all unpaid accrued interest on the full unpaid principal balance of the Note shall be paid with any prepayment.

     Notwithstanding any agreement to the contrary, in no event, whether by reason of acceleration of the maturity of this Note, prepayment of this Note in whole or in part or otherwise, shall the amount paid or agreed to be paid for the use, forbearance, or detention of the money loaned hereunder, or for the payment or performance of any covenant or obligation contained in any other document evidencing, securing or pertaining to this Note, exceed the maximum amount permissible under applicable state law, if any, and federal law. If from any circumstances whatsoever fulfillment of any provision hereof or of any of such other documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance there shall be paid interest or anything of value deemed interest under applicable law which would exceed the maximum rate allowed under law, such amount which would be excessive interest shall be applied to reduce the principal balance of this Note and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of this Note, such excess shall be refunded to Company. All sums paid or agreed to be paid for the use, forbearance or detention of the indebtedness of Company shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of such indebtedness complies with applicable law throughout the term hereof. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements relating to the obligation evidenced by this Note.

     The obligation evidenced by this Note shall at all times be subordinate and junior in right of payment to any and all amounts owed from time to time by Company, regardless of whether such indebtedness is or was incurred by Company before or after the Issue Date of this Note, to (i) any state or nationally chartered financial institution, including but not limited to indebtedness owed by Company to Bank of Oklahoma, N.A. and (ii) any stockholder of Company, including but not limited to the indebtedness owed by Company to Richard R. Dunning, Larry D. Hartzog and Michael C. Black evidenced by those certain promissory notes, dated January 20, 1993, in the aggregate principal amount of $2,000,000 (all such indebtedness being referred to herein as "Senior Debt"), in the following manner:

          (i) in the event of any liquidation, dissolution or winding-up of Company, or of any execution, sale, receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or other similar proceeding relative to Company or its property, all principal and interest owing on all Senior Debt shall be paid first in full before any payment is made on this Note, and if in any such event any payment or distribution of any kind or character shall be made upon or in respect of the Note, such payment or distribution shall be paid over by the holder of this Note to the holders of the Senior Debt, pro rata, for application and payment thereof unless and until all Senior Debt shall have been paid or satisfied in full;

          (ii) in the event this Note is declared or becomes due and payable because of the occurrence of any event of default hereunder which is not waived or cured, the holder shall be entitled to payments only after all Senior Debt has been paid in full or payment thereof shall have been provided for in a manner satisfactory to the holders of such Senior Debt; and

          (iii) upon the occurrence of any event of default with respect to any Senior Debt and during the continuance thereof, no payment of principal or interest shall be made on this Note.

     This Note is governed by and construed in accordance with the laws of Oklahoma.

     THIS NOTE RENEWS, AMENDS, AND RESTATES, AND IS GIVEN IN MODIFICATION AND REPLACEMENT OF (BUT NOT IN SATISFACTION OF OR WITH

ANY INTENT OF EXTINGUISHMENT) THAT CERTAIN PROMISSORY NOTE DATED JULY 31, 1993, IN THE ORIGINAL PRINCIPAL AMOUNT OF $656,080 MADE BY COMPANY IN FAVOR OF KENNETH
D. SNYDER, WHICH NOTE WAS ENDORSED TO MAINLINE ENERTECH CORPORATION, AND WHICH NOTE WAS SUBSEQUENTLY ACQUIRED BY CIBOLA CORPORATION BY VIRTUE OF A MERGER OF MAINLINE ENERTECH CORPORATION INTO CIBOLA CORPORATION ON APRIL 10, 1996.

                              INDIAN OIL COMPANY, an Oklahoma corporation



                              By: /s/ Richard R. Dunning
                                 ------------------------------------
                                  Richard R. Dunning, President
NOTE2.WPD